                   AmeriCredit Automobile Receivables Trust 1997-B
                         Class A-1 5.790% Asset Backed Notes
                         Class A-2 6.360% Asset Backed Notes
                         Class A-3 6.670% Asset Backed Notes
                                Servicer's Certificate


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1997-B, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and LaSalle National Bank, as Backup Servicer and Trust Collateral Agent, dated as of May 1, 1997. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.


The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.



Monthly Period Beginning:    06/01/97
Monthly Period Ending:       06/30/97


I.  MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:


    A.   Beginning of period Aggregate Principal Balance                                                          $184,735,293
                                                                                                                  ------------

    B.   Purchase of Subsequent Receivables                                                                         30,000,728
                                                                                                                  ------------

    C.   Monthly Principal Amounts

         (1)  Collections on Receivables outstanding
                   at end of period                                            5,669,027
                                                                             -----------
         (2)  Collections on Receivables paid off
                   during period                                               1,132,894
                                                                             -----------
         (3)  Receivables becoming Liquidated Receivables
                   during period                                                 285,424
                                                                             -----------
         (4)  Receivables becoming Purchased Receivables
              during period
                                                                             -----------
         (5)  Cram Down Losses occurring during period
                                                                             -----------
         (6)  Other Receivables adjustments                                     (35,289)
                                                                             -----------
         (7)  Less amounts allocable to Interest                             (3,386,296)
                                                                             -----------

         Total Monthly Principal Amounts                                                                             3,665,760
                                                                                                                  ------------

    D.   End of period Aggregate Principal Balance                                                                $211,070,261
                                                                                                                  ------------
                                                                                                                  ------------

    E.   Pool Factor                                                                                                97.043474%
                                                                                                                  ------------
                                                                                                                  ------------

II. MONTHLY PERIOD NOTE BALANCE CALCULATION:

                                                           CLASS A-1           CLASS A-2           CLASS A-3        TOTAL
                                                           ---------           ---------           ---------        -----

    A.   Beginning of period Note Balance                  $63,510,407         $96,250,000         $85,750,000    $245,510,407
                                                           -------------------------------------------------------------------

    B.   Noteholders' Principal Distributable Amount         3,665,760                   0                   0       3,665,760
    C.   Noteholders' Accelerated Principal Amount           1,773,114                   0                   0       1,773,114
    D.   Accelerated Payment Amount Shortfall                   66,101                   0                   0          66,101
    E.   Note Prepayment Amount                                      0                   0                   0               0
                                                           -------------------------------------------------------------------


    F.   End of period Note Balance                        $58,005,432         $96,250,000         $85,750,000    $240,005,432
                                                           -------------------------------------------------------------------
                                                           -------------------------------------------------------------------

    G.   Note Pool Factors                                  85.302106%         100.000000%         100.000000%      96.002173%
                                                           -------------------------------------------------------------------
                                                           -------------------------------------------------------------------


III.     RECONCILIATION OF PRE-FUNDING ACCOUNT:


    A.   Beginning of period Pre-Funding Account balance                                                             $62,500,003
                                                                                                                     -----------
    B.   Purchase of Subsequent Receivables                                                         (30,000,728)
                                                                                                   ------------
    C.   Investment Earnings                                                                            242,568
                                                                                                   ------------
    D.   Investment Earnings Transfer to Collections Account                                           (242,568)
                                                                                                   ------------
    E.   Payment of Mandatory Prepayment Amount                                                               0
                                                                                                   ------------
                                                                                                                     (30,000,728)
                                                                                                                     -----------
    F.   End of period Pre-Funding Account balance                                                                   $32,499,275
                                                                                                                     -----------
                                                                                                                     -----------

IV. CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT

    A.   Total Monthly Principal Amounts                                                                              $3,665,760
                                                                                                                     -----------
    B.   Required Pro-forma Security Balance                                                        219,212,582
                                                                                                   ------------
    C.   Pro-forma Security Balance (Assuming 100% Paydown of Total Monthly Principal Amounts)      241,844,647
                                                                                                   ------------
    D.   Step-down Amount  (B. - C.)                                                                                           0
                                                                                                                     -----------
    E.   Principal Distributable Amount  (A.- D.)                                                                     $3,665,760
                                                                                                                     -----------
                                                                                                                     -----------

V.  RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:

    A.   Beginning of period Capitalized Interest  Account balance                                                      $221,108
                                                                                                                     -----------
    B.   Monthly Capitalized Interest Amount                                                            (98,897)
                                                                                                   ------------
    C.   Investment Earnings                                                                              1,226
                                                                                                   ------------
    D.   Investment Earnings Transfer to Collections Account                                             (1,226)
                                                                                                   ------------
    E.   Payment of Overfunded Capitalized Interest Amount                                                    0
                                                                                                   ------------
    F.   Payment of Remaining Capitalized Interest Account                                                    0
                                                                                                   ------------
                                                                                                                         (98,897)
                                                                                                                     -----------
    G.   End of period Capitalized Interest Account balance                                                             $122,211
                                                                                                                     -----------

VI. RECONCILIATION OF COLLECTION ACCOUNT:

    A.   Available Funds:

         (1)  Collections on Receivables during period
                   (net of Liquidation Proceeds)                                                     $6,801,921
                                                                                                   ------------
         (2)  Liquidation Proceeds collected
                   during period                                                                         61,654
         (3)  Purchase Amounts deposited in Collection                                             ------------
                   Account
                                                                                                   ------------
         (4) (a)   Investment Earnings - Collection Account                                              20,359
\                                                                                                  ------------
             (b)   Investment Earnings - Transfer From Prefunding Account                               242,568
                                                                                                   ------------
             (c)   Investment Earnings - Transfer From Capitalized Interest Account                       1,226
                                                                                                   ------------
         (5)  Collection of Supplemental Servicing Fees                                                  12,330
                                                                                                   ------------
         (6)  Monthly Capitalized Interest Amount                                                        98,897
                                                                                                   ------------
         (7)  Mandatory Prepayment Amount
                                                                                                   ------------

         Total Available Funds                                                                                         7,238,955
                                                                                                                     ------------

    B.   Distributions:

         (1)  Base Servicing Fee and Supplemental Servicing Fees                                        409,592
                                                                                                   ------------
         (2)  Agent fees                                                                                  6,868
                                                                                                   ------------
         (3)  Noteholders' Interest Distributable Amount
                   (a)  Class A - 1                                                                     326,867
                                                                                                   ------------
                   (b)  Class A - 2                                                                     510,125
                                                                                                   ------------
                   (c)  Class A - 3                                                                     476,627
                                                                                                   ------------
         (4)  Noteholders' Principal Distributable Amount
                   (a)  Class A - 1                                                                   3,665,760
                                                                                                    -----------
                   (b)  Class A - 2                                                                           0
                                                                                                   ------------
                   (c)  Class A - 3                                                                           0
                                                                                                   ------------

         (5)  Security Insurer Premiums                                                                  70,002
                                                                                                   ------------

         Total distributions                                                                                           5,465,841
                                                                                                                     -----------


    C.   Excess Available Funds  (or Deficiency Claim Amount)                                                          1,773,114
                                                                                                                     -----------

    D.   Noteholders' Accelerated Principal Amount                                                                    (1,773,114)
                                                                                                                     -----------

    E.   Deposit to Spread Account                                                                                            $0
                                                                                                                     -----------
                                                                                                                     -----------


                                                                      2


VlI.     CALCULATION OF ACCELERATED PRINCIPAL AMOUNT

    A.   Excess Available Funds (VI.C.)                                                              $1,773,114
                                                                                                   ------------
    B.   Pro Forma Security Balance (II.A.-II.B.)                                                   241,844,647
                                                                                                   ------------
    C.   Required Pro Forma Security Balance (90% x (I.D.+III.F.)                                   219,212,582
                                                                                                   ------------
    D.   Excess of Pro Forma Balance over Required Balance (B. - C.)                                 22,632,065
                                                                                                   ------------
    E.   End of Period  Class A-1 Note Balance                                                       59,844,647
                                                                                                   ------------
    F.   Greater of D. or E.                                                                         59,844,647
                                                                                                   ------------
    G.   Accelerated Principal Amount  (lesser of  A. or F.)                                                          $1,773,114
                                                                                                                     -----------

VIII.    CALCULATION OF ACCELERATED PAYMENT AMOUNT SHORTFALL

    A.   Pro Forma Security Balance                                                                $241,844,647
                                                                                                   ------------
    B.   Required Pro Forma Security Balance                                                        219,212,582
                                                                                                   ------------
    C.   Excess of Pro Forma Balance over Required Balance (A. - B.)                                 22,632,065
                                                                                                   ------------
    D.   End of Period  Class A-1 Note Balance                                                       59,844,647
                                                                                                   ------------
    E.   Greater of C. or D.                                                                         59,844,647
                                                                                                   ------------
    F.   Excess Available Funds (VI.C.)                                                               1,773,114
                                                                                                   ------------
    G.   Investment Earnings on Collection Account                                                       20,359
                                                                                                   ------------
    H.   Accelerated Payment Amount Shortfall (E.- F.+G.)                                                            $58,091,892
                                                                                                                     -----------

IX. RECONCILIATION OF SPREAD ACCOUNT:

    A.   Beginning of period Spread Account balance                                                                  $15,000,000
                                                                                                                     -----------

    B.   Additions to Spread Account
         (1)  Deposits from Collections Account (VI. E.)                                                      0
                                                                                                   ------------
         (2)  Investment Earnings                                                                        66,101
                                                                                                   ------------
         (3)  Deposits Related to Subsequent Receivables Purchases                                    2,400,058
                                                                                                   ------------

         Total Additions                                                                                               2,466,159
                                                                                                                     -----------

    C.   Spread Account balance prior to withdrawals                                                                  17,466,159
                                                                                                                     -----------

    D.   Requisite Amount of Spread Account
         (1)  Initial Spread Account Deposit                                                        $15,000,000
                                                                                                   ------------
         (2)  Subsequent Spread Account Deposits                                                      2,400,058
                                                                                                   ------------
         (3)  Total Initial & Subsequent Spread Account Deposits (1)+(2)                             17,400,058
                                                                                                   ------------
         (4)  8% of end of period Aggregate Principal Balance                                        16,885,621
                                                                                                   ------------
         (5)  $100,000                                                                                  100,000
                                                                                                   ------------
         (6)  2% of Original Pool Balance                                                             5,000,000
                                                                                                   ------------
         (7)  End of period Note Balance                                                            240,005,432
                                                                                                   ------------
         (8)  Lesser of (6) or (7)                                                                    5,000,000
                                                                                                   ------------
         (9)  Greater of (5) or (8)                                                                   5,000,000
                                                                                                   ------------
        (10)  Aggregate Principal Balance                                                           211,070,261
                                                                                                   ------------
        (11)  End of period Note Balance                                                            240,005,432
                                                                                                   ------------
        (12)  Line (10) less line (11)                                                             (28,935,171)
                                                                                                   ------------
        (13)  OC level  (12)/(10), Maximum 10%                                                          -13.71%
                                                                                                   ------------
        (14)  13% less OC level, if OC level is greater than 5%                                            n/a
                                                                                                   ------------
        (15)  Percent in (13) or (14) x End of period Aggregate Principal Balance                          n/a
                                                                                                   ------------
        (16)  15% of end of period Aggregate Principal Balance if Trigger Date                             n/a
                                                                                                   ------------

        Requisite Amount of Spread Account (either (3), (4), (9), (15), or (16) as applicable)                        17,400,058
                                                                                                                     -----------

    E.   Withdrawals from Spread Account
         (1)  Priority First - Deficiency Claim Amount
                                                                                                   ------------
         (2)  Priority Second through Third
                                                                                                   ------------
         (3)  Priority Fourth - Accelerated Payment Amount Shortfall                 58,091,892
                                                                                   ------------
                 Accelerated Payment Amount Shortfall in Excess of Requisite Amount                      66,101
                                                                                                   ------------
         (4)  Priority Fifth through Sixth
                                                                                                   ------------
         (5)  Priority Seventh - to Servicer                                                                  0
                                                                                                   ------------

         Total withdrawls                                                                                                 66,101
                                                                                                                     -----------

    F.   End of period Spread Account balance                                                                        $17,400,058
                                                                                                                     -----------


                                                                      3

X.  Performance Tests:

    A.   Delinquency Ratio
         (1)  Receivables with Scheduled Payment
                   delinquent more than 30 days
                   at end of period                                                                 $10,694,223
                                                                                                   ------------
         (2)  Purchased Receivables with Scheduled
                   Payment delinquent more than 30
                   days at end of period
                                                                                                   ------------
         (3)  Beginning of period Principal Balance                                                 214,736,021
                                                                                                   ------------
         (4)  Delinquency Ratio (1)+(2) divided by (3)                                                                     4.98%
                                                                                                                     -----------
         (5)  Previous Monthly Period Delinquency Ratio                                                                    3.16%
                                                                                                                     -----------
         (6)  Second previous Monthly Period Delinquency Ratio                                                             0.00%
                                                                                                                     -----------
         (7)  Average Delinquency Ratio (4)+(5)+(6)
                   divided by 3                                                                                            2.71%
                                                                                                                     -----------
         (8)  Compliance (Delinquency Test Failure is a
                   Delinquency Ratio equal to or greater than 14%)                                                        yes
                                                                                                                     -----------



    B.   Cumulative Default Rate
         (1)  Defaulted Receivables in Current Period                                                  $918,396
                                                                                                   ------------
         (2)  Cumulative Defaulted Receivables Including
                   Defaulted Receivables in Current Period                                            1,344,368
                                                                                                   ------------
         (3)  Original Pool Balance                                                                 217,500,726
                                                                                                   ------------
         (4)  Cumulative Default Rate (2) divided by (3)                                                                   0.62%
                                                                                                                     -----------
         (5)  Compliance (Default Test Failure is a Cumulative
                   Default Rate equal to or greater than 5.26%.)                                                          yes
                                                                                                                     -----------

    C.   Cumulative Net Loss Rate
         (1)  Receivables becoming Liquidated Receivables during period                                $285,424
                                                                                                   ------------
         (2)  Purchased Receivables with Scheduled
                   Payment delinquent more than 30 days at end of period
                                                                                                   ------------

         (3)  Cram Down Losses occurring during period
                                                                                                   ------------
         (4)  Liquidation Proceeds collected during period                                              (61,654)
                                                                                                   ------------
         (5)  Net Losses during period (1)+(2)+(3)-(4)                                                  223,770
                                                                                                   ------------
         (6)  Net Losses since Initial Cut-off Date (Beginning of Period)                               223,157
                                                                                                   ------------
         (7)  50% of Receivables with Scheduled Payment delinquent
                   more than 90 days at end of period                                                    42,812
                                                                                                   ------------
         (8)  Original Aggregate Principal Balance plus Pre-Funded Amount as of the Closing Date    250,000,000
                                                                                                   ------------
         (9)  Cumulative Net Loss Rate (5)+(6)+(7)
                   divided by (8)                                                                                          0.20%
                                                                                                                     -----------
         (10) Compliance (Net Loss Test Failure is a
                   Net Loss Rate equal to or greater than 3.01%.)                                                        yes
                                                                                                                     -----------

    D.   Extension Rate
         (1)  Principal Balance of Receivables extended during current period                           115,414
                                                                                                   ------------
         (2)  Beginning of Period Aggregate Principal Balance                                       214,736,021
                                                                                                   ------------
         (3)  Extension Rate (1) divided by (2)                                                                            0.05%
                                                                                                                     -----------
         (4)  Previous Monthly Extension Rate                                                                              0.06%
                                                                                                                     -----------
         (5)  Second previous Monthly Extension Rate                                                                       0.00%
                                                                                                                     -----------
         (6)  Average Extension Rate (3)+(4)+(5)
                   divided by 3                                                                                            0.04%
                                                                                                                     -----------
         (7)  Compliance (Extension Test Failure is an
                   Extension Rate equal to or greater than 4%.)                                                          yes
                                                                                                                     -----------

XI. DELINQUENCY:
    A.   Receivables with Scheduled Payment delinquent
         (1)  31-60 days                                                                           #        790       $8,929,785
                                                                                                   -----------------------------
         (2)  61-90 days                                                                                    152        1,722,162
                                                                                                   -----------------------------
         (3)  over 90 days                                                                                    3           42,276
                                                                                                   -----------------------------

         Receivables with Scheduled Payment delinquent
              more than 30 days at end of period                                                            945      $10,694,223
                                                                                                   -----------------------------
                                                                                                   -----------------------------

                                                                      4


XII.     MONTHLY PERIOD NUMBER OF RECEIVABLES CALCULATION:
    A.   Beginning of period number of Receivables                                                                        16,307
                                                                                                                     -----------
    B     Number of Subsequent Receivables Purchased                                                                       2,529
                                                                                                                     -----------

    C.   Number of Receivables becoming Liquidated
              Receivables during period                                                                                       22
                                                                                                                     -----------

    D.   Number of Receivables becoming Purchased
              Receivables during period
                                                                                                                     -----------

    E.   Number of Receivables paid off during period                                                                        176
                                                                                                                     -----------

    F.   End of period number of Receivables                                                                              18,638
                                                                                                                     -----------

XIII.    STATISTICAL DATA:

    A.   Weighted Average APR of the Receivables                                                                          19.90%
                                                                                                                     -----------

    B.   Weighted Average Remaining Term of the Receivables                                                                51.64
                                                                                                                     -----------

    C.   Average Receivable Balance                                                                                      $11,325
                                                                                                                     -----------

    D.   Aggregate Realized Losses
                                                                                                                        $446,927
                                                                                                                     -----------


AmeriCredit Financial Services, Inc.


By:
         ------------------------------------------
Name:    Daniel E. Berce
         ---------------
Title:   Executive Vice-President
         ------------------------
         Chief Financial Officer & Treasurer
         -----------------------------------
Date:    July 7, 1997
         ------------


                                                                      5